UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

DATE OF REPORT:
September 20, 2018
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.

Office Address: 2036 Washington Street, Hanover, Massachusetts 02339
Mailing Address: 288 Union Street, Rockland, Massachusetts 02370
(Address of Principal Executive Offices)
(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

781-878-6100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

Independent Bank Corp., a Massachusetts corporation (“Independent”) (NASDAQ: INDB), is furnishing presentation materials used in connection with an investor call held after the announcement of the Merger (as defined below). The presentation materials are included as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”) pursuant to Item 7.01 of Form 8-K. Independent is not undertaking to update these presentation materials. The information being furnished pursuant to Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Form 8-K will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 8.01 Other Events

On September 20, 2018, Independent and Rockland Trust Company, a Massachusetts-chartered trust company and wholly-owned subsidiary of Independent (“Rockland Trust”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Blue Hills Bancorp, Inc., a Maryland corporation (“BHB”) (NASDAQ: BHBK), and Blue Hills Bank, a Massachusetts-chartered savings bank and wholly-owned subsidiary of BHB (“Blue Hills”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, BHB will merge with and into Independent (the “Merger”), with Independent as the surviving corporation. The Merger also contemplates that Blue Hills will merge into Rockland Trust, with Rockland Trust as the surviving entity.

The material terms of the Merger Agreement, including the conditions to the proposed Merger, will be described in a Current Report on Form 8-K to be subsequently filed by Independent. A copy of the joint press release issued by Independent and BHB announcing the Merger (the “Press Release”) is attached as Exhibit 99.2 and is incorporated by reference.

Forward Looking Statements

Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed Merger, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the rules, regulations and releases of the Securities and Exchange Commission (the “Commission”). Such forward-looking statements include, but are not limited to, statements about the expected benefits of the Merger, including the anticipated impact on Independent’s earnings, profitability, expenses, tangible book value, the acquisition’s expected internal rate of return, any other future financial and operating results, Rockland Trust’s plans to maintain or expand its presence in Norfolk, Suffolk and Nantucket counties and Rockland Trust’s other plans, objectives, expectations and intentions. Any statements that are not statements of historical fact, including statements containing such words as “will,” “could,” “plans,” “intends,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “anticipate,” “estimated,” or similar expressions, should also be considered forward-looking statements, although not all forward-looking statements contain these identifying words. Readers are cautioned not to place undue reliance on these forward-looking statements, which are based upon assumptions and the current beliefs and expectations of the management of Independent and BHB. These forward-looking statements are subject to known and unknown risks and uncertainties, and actual results might differ materially from those discussed in, or implied by, the forward-looking statements.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to, the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the risk that Independent’s or BHB’s stockholders may not adopt the Merger Agreement; (3) the risk that the necessary regulatory approvals may not be obtained, may be delayed, or may be obtained subject to conditions that are not anticipated; (4) delays in closing the Merger or other risks that any of the closing conditions to the Merger may not be satisfied in a timely manner or at all; (5) the inability to realize expected cost savings and synergies from the Merger in the amounts or in the timeframe anticipated; (6) the diversion of management’s time from existing business operations due to time spent related to the Merger or integration efforts; (7) the inability to successfully integrate Blue Hills or that the integration will be more difficult, time-consuming, or costly than expected; (8) unexpected material adverse changes in Independent’s or BHB’s operations or earnings, the real estate markets in which they operate, the local economy, or the local business environment; (9) potential litigation in connection with the Merger; (10) higher than expected transaction or other costs and expenses; and (11) higher than expected attrition of BHB’s customers or key employees. There are important additional factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the factors described in Independent’s and BHB’s Annual Reports on Form 10-K for the year ended December 31, 2017, which were filed with the Commission on February 27, 2018 and on March 7, 2018, respectively.

Except as required by law, Independent and BHB disclaim any intent or obligation to update publicly any forward-looking statements, whether in response to new information, future events, inaccurate assumptions, or otherwise. Any public statements or disclosures by Independent or BHB following this Form 8-K, including the exhibits hereto, that modifies or impacts any of the forward-looking statements contained in this Form 8-K and the exhibits hereto will be deemed to modify or supersede such statements in this Form 8-K and the exhibits hereto. In addition to the information set forth in this Form 8-K, including the exhibits hereto, you should carefully consider the Risk Factors in the joint proxy statement/prospectus when it becomes available.

Additional Information and Where to Find It

In connection with the proposed Merger, Independent intends to file with the Commission a Registration Statement on Form S-4 containing a joint proxy statement/prospectus. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Investors and security holders are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information. Investors and security holders may obtain a free copy of the registration statement (when available), including the joint proxy statement/prospectus and other documents filed by Independent and BHB with the Commission at the Commission’s web site at www.sec.gov. These documents may be accessed and downloaded, free of charge, at Independent’s web site at www.RocklandTrust.com under the tab “Investor Relations” and then under the heading “SEC Filings” or by directing a request to Investor Relations, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370, telephone (781) 982-6737. You will also be able to obtain these documents free of charge at BHB’s web site at www.bluehillsbancorp.com under the section "Proxy Materials and Annual Report" or by directing a request to Corporate Secretary, Blue Hills Bancorp, Inc., 500 River Ridge Drive, Norwood, Massachusetts 02062, telephone (617) 361-6900.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Independent or BHB. However, Independent, BHB, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from stockholders of Independent and BHB in respect of the proposed Merger. Information regarding the directors and executive officers of Independent may be found in its definitive proxy statement relating to its 2018 Annual Meeting of Shareholders, which was filed with the Commission on March 29, 2018, and its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the Commission on February 27, 2018, each of which can be obtained free of charge from Independent’s website. Information regarding the directors and executive officers of BHB may be found in its definitive proxy statement relating to its 2018 Annual Meeting of Stockholders, which was filed with the Commission on April 11, 2018, and its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the Commission on March 7, 2018, each of which can be obtained free of charge from BHB’s website. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the Merger will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available.

Item 9.01 Financial Statements and Exhibits

a.	Exhibits

Exhibit No.	Description
99.1	Independent Bank Corp. presentation materials used for investor call regarding the Merger on September 21,2018
99.2	Press Release dated September 20, 2018.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.
Date: September 20, 2018	By: /s/Edward H. Seksay
Edward H. Seksay
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Independent Bank Corp. presentation materials to be used for investor call regarding the Merger on September 21, 2018.
99.2	Press Release dated September 20, 2018.